UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2024

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on July 15, 2024, Mr. Nelson Cabatuan resigned from his position as the Company’s Chief Financial Officer in order to focus his attention on corporate finance and strategic industry relationships for Lexaria as its Chief Strategic Financial Advisor.  Mr. Cabatuan’s resignation is not due to any disagreement with the Company or any matter relating to the Company’s operations, financial statements, internal controls, auditors, policies or practices.  Pursuant to his resignation as CFO, effective on July 15, 2024, the 150,000 unvested options that were issued as part of Mr. Cabatuan’s 200,000 option issuance as CFO will expire and be returned to the Company’s Incentive Equity Compensation Plan for reissuance.  In addition, Mr. Cabatuan has agreed to reduce the term of his vested 50,000 options from March 15, 2029 to July 15, 2026.

The Company expects to appoint and announce its new Chief Financial Officer in due course.

Item 7.01 Regulation FD Disclosure

On July 17, 2024 the Company announced initial results from eight of its twelve arm animal study WEIGHT-A24-1 whereby it has been found that DehydraTECH works with a second GLP-1 drug, liraglutide, works with semaglutide both with and without SNAC technology and that DehydraTECH-CBD is performing strongly against these GLP-1 drugs.  The results from the initial eight study arms which tested DehydraTECH enhanced: CBD, Rybelsus®, semaglutide and liraglutide were used to determine the strongest performers for the purposes of creating a combined DehydraTECH-semaglutide with DehydraTECH-CBD formulation and a combined DehydraTECH-liraglutide with DehydraTECH-CBD for the second portion of the study which has commenced with results expected to be completed in mid-October.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated July 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.
/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: July 17, 2024

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